UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2022

CREDEX CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-54142	16-1731286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1881 General George Patton Drive, Suite 107

Franklin, TN 37067

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 651-4160

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Bonanza Note Purchase Agreement & Bonanza Note

On April 29, 2022, the Company entered into a Note Purchase Agreement (the “Bonanza Agreement”) by and between the Company and Bonanza Investment Holding LLC (“Bonanza”). Pursuant to the terms of the Bonanza Agreement, the Company agreed to issue and sell, and Bonanza agreed to purchase, a convertible promissory note in the aggregate principal amount of $14,500 (the “Bonanza Note”).

The Bonanza Note bears interest at a rate of 12% per annum and matures on October 31, 2022. The Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

Subject to the terms of the Bonanza Note, including a 9.99% equity blocker, Bonanza has the right at any time on or after October 26, 2022 and ending on the full repayment of all indebtedness to convert all or any part of the indebtedness into common stock at a conversion price equal to $1.20, subject to adjustment as set forth in the Bonanza Note.

If an Event of Default has occurred and is continuing (i) the Bonanza may, by notice to the Company, declare all or any portion of the then outstanding principal amount of the Note, together with all accrued and unpaid interest thereon, due and payable, and the Note shall thereupon become, immediately due and payable in cash and (ii) the Bonanza shall have the right to pursue any other remedies that the Bonanza may have under applicable Law.

The foregoing description of the Bonanza Agreement and the Bonanza Note does not purport to be complete and is qualified in its entirety by reference to the Bonanza Agreement and the Bonanza Note, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and which are incorporated herein by reference.

White Note Purchase Agreement & White Note

On April 29, 2022, the Company entered into a Note Purchase Agreement (the “White Agreement”) by and between the Company and Brent White (“White”). Pursuant to the terms of the White Agreement, the Company agreed to issue and sell, and Mr. White agreed to purchase, a convertible promissory note in the aggregate principal amount of $10,200 (the “White Note”).

The White Note bears interest at a rate of 12% per annum and matures on October 31, 2022. The Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

Subject to the terms of the White Note, including a 9.99% equity blocker, Mr. White has the right at any time on or after October 26, 2022 and ending on the full repayment of all indebtedness to convert all or any part of the indebtedness into common stock at a conversion price equal to $1.20, subject to adjustment as set forth in the White Note.

If an Event of Default has occurred and is continuing (i) the Mr. White may, by notice to the Company, declare all or any portion of the then outstanding principal amount of the Note, together with all accrued and unpaid interest thereon, due and payable, and the Note shall thereupon become, immediately due and payable in cash and (ii) the Mr. White shall have the right to pursue any other remedies that the Mr. White may have under applicable Law.

The foregoing description of the White Agreement and the White Note does not purport to be complete and is qualified in its entirety by reference to the White Agreement and the White Note, copies of which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and which are incorporated herein by reference.

Nichols Note Purchase Agreement & Nichols Note

On April 29, 2022, the Company entered into a Note Purchase Agreement (the “Nichols Agreement”) by and between the Company and Dakota Nichols (“Nichols”). Pursuant to the terms of the Nichols Agreement, the Company agreed to issue and sell, and Ms. Nichols agreed to purchase, a convertible promissory note in the aggregate principal amount of $25,000 (the “Nichols Note”).

The Nichols Note bears interest at a rate of 12% per annum and matures on October 31, 2022. The Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

Subject to the terms of the Nichols Note, including a 9.99% equity blocker, Ms. Nichols has the right at any time on or after October 26, 2022 and ending on the full repayment of all indebtedness to convert all or any part of the indebtedness into common stock at a conversion price equal to $1.20, subject to adjustment as set forth in the Nichols Note.

If an Event of Default has occurred and is continuing (i) the Ms. Nichols may, by notice to the Company, declare all or any portion of the then outstanding principal amount of the Note, together with all accrued and unpaid interest thereon, due and payable, and the Note shall thereupon become, immediately due and payable in cash and (ii) the Ms. Nichols shall have the right to pursue any other remedies that the Ms. Nichols may have under applicable Law.

The foregoing description of the Nichols Agreement and the Nichols Note does not purport to be complete and is qualified in its entirety by reference to the Nichols Agreement and the Nichols Note, copies of which are filed as Exhibits 10.5 and 10.6 to this Current Report on Form 8-K and which are incorporated herein by reference.

Weaver Note Purchase Agreement & Weaver Note

On April 29, 2022, the Company entered into a Note Purchase Agreement (the “Weaver Agreement”) by and between the Company and Gerry Weaver (“Weaver”). Pursuant to the terms of the Weaver Agreement, the Company agreed to issue and sell, and Mr. Weaver agreed to purchase, a convertible promissory note in the aggregate principal amount of $200,000 (the “Weaver Note”).

The Weaver Note bears interest at a rate of 12% per annum and matures on December 31, 2022. The Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

Subject to the terms of the Weaver Note, including a 9.99% equity blocker, Mr. Weaver has the right at any time on or after December 26, 2022 and ending on the full repayment of all indebtedness to convert all or any part of the indebtedness into common stock at a conversion price equal to 70% of the VWAP during the 20 trading day period immediately prior to conversion, subject to adjustment as set forth in the Weaver Note.

If an Event of Default has occurred and is continuing (i) the Mr. Weaver may, by notice to the Company, declare all or any portion of the then outstanding principal amount of the Note, together with all accrued and unpaid interest thereon, due and payable, and the Note shall thereupon become, immediately due and payable in cash and (ii) the Mr. Weaver shall have the right to pursue any other remedies that the Mr. Weaver may have under applicable Law.

The foregoing description of the Weaver Agreement and the Weaver Note does not purport to be complete and is qualified in its entirety by reference to the Weaver Agreement and the Weaver Note, copies of which are filed as Exhibits 10.7 and 10.8 to this Current Report on Form 8-K and which are incorporated herein by reference.

Tamburino Note Purchase Agreement & Tamburino Note

On April 29, 2022, the Company entered into a Note Purchase Agreement (the “Tamburino Agreement”) by and between the Company and Mark Tamburino (“Tamburino”). Pursuant to the terms of the Tamburino Agreement, the Company agreed to issue and sell, and Mr. Tamburino agreed to purchase, a convertible promissory note in the aggregate principal amount of $120,000 (the “Tamburino Note”).

The Tamburino Note bears interest at a rate of 12% per annum and matures on October 31, 2022. The Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

Subject to the terms of the Tamburino Note, including a 9.99% equity blocker, Mr. Tamburino has the right at any time on or after October 26, 2022 and ending on the full repayment of all indebtedness to convert all or any part of the indebtedness into common stock at a conversion price equal to $1.20, subject to adjustment as set forth in the Tamburino Note.

If an Event of Default has occurred and is continuing (i) the Mr. Tamburino may, by notice to the Company, declare all or any portion of the then outstanding principal amount of the Note, together with all accrued and unpaid interest thereon, due and payable, and the Note shall thereupon become, immediately due and payable in cash and (ii) the Mr. Tamburino shall have the right to pursue any other remedies that the Mr. Tamburino may have under applicable Law.

The foregoing description of the Tamburino Agreement and the Tamburino Note does not purport to be complete and is qualified in its entirety by reference to the Tamburino Agreement and the Tamburino Note, copies of which are filed as Exhibits 10.9 and 10.10 to this Current Report on Form 8-K and which are incorporated herein by reference.

Fuicelli Note Purchase Agreement & Fuicelli Note

On April 29, 2022, the Company entered into a Note Purchase Agreement (the “Fuicelli Agreement”) by and between the Company and Rob Fuicelli (“Fuicelli”). Pursuant to the terms of the Fuicelli Agreement, the Company agreed to issue and sell, and Mr. Fuicelli agreed to purchase, a convertible promissory note in the aggregate principal amount of $78,555.60 (the “Fuicelli Note”).

The Fuicelli Note bears interest at a rate of 12% per annum and matures on October 31, 2022. The Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

Subject to the terms of the Fuicelli Note, including a 9.99% equity blocker, Mr. Fuicelli has the right at any time on or after October 26, 2022 and ending on the full repayment of all indebtedness to convert all or any part of the indebtedness into common stock at a conversion price equal to $1.20, subject to adjustment as set forth in the Fuicelli Note.

If an Event of Default has occurred and is continuing (i) the Mr. Fuicelli may, by notice to the Company, declare all or any portion of the then outstanding principal amount of the Note, together with all accrued and unpaid interest thereon, due and payable, and the Note shall thereupon become, immediately due and payable in cash and (ii) the Mr. Fuicelli shall have the right to pursue any other remedies that the Mr. Fuicelli may have under applicable Law.

The foregoing description of the Fuicelli Agreement and the Fuicelli Note does not purport to be complete and is qualified in its entirety by reference to the Fuicelli Agreement and the Fuicelli Note, copies of which are filed as Exhibits 10.11 and 10.12 to this Current Report on Form 8-K and which are incorporated herein by reference.

Murrey Note Purchase Agreement & Murrey Note

On April 29, 2022, the Company entered into a Note Purchase Agreement (the “Murrey Agreement”) by and between the Company and Thomas Murrey (“Murrey”). Pursuant to the terms of the Murrey Agreement, the Company agreed to issue and sell, and Mr. Murrey agreed to purchase, a convertible promissory note in the aggregate principal amount of $10,000 (the “Murrey Note”).

The Murrey Note bears interest at a rate of 12% per annum and matures on October 31, 2022. The Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

Subject to the terms of the Murrey Note, including a 9.99% equity blocker, Mr. Murrey has the right at any time on or after October 26, 2022 and ending on the full repayment of all indebtedness to convert all or any part of the indebtedness into common stock at a conversion price equal to $1.20, subject to adjustment as set forth in the Murrey Note.

If an Event of Default has occurred and is continuing (i) the Mr. Murrey may, by notice to the Company, declare all or any portion of the then outstanding principal amount of the Note, together with all accrued and unpaid interest thereon, due and payable, and the Note shall thereupon become, immediately due and payable in cash and (ii) the Mr. Murrey shall have the right to pursue any other remedies that the Mr. Murrey may have under applicable Law.

The foregoing description of the Murrey Agreement and the Murrey Note does not purport to be complete and is qualified in its entirety by reference to the Murrey Agreement and the Murrey Note, copies of which are filed as Exhibits 10.13 and 10.14 to this Current Report on Form 8-K and which are incorporated herein by reference.

Robert Castanza Note Purchase Agreement & Robert Castanza Note

On May 2, 2022, the Company entered into a Note Purchase Agreement (the “R Castanza Agreement”) by and between the Company and Robert S. Castanza (“Mr. Castanza”). Pursuant to the terms of the R Castanza Agreement, the Company agreed to issue and sell, and Mr. Castanza agreed to purchase, a convertible promissory note in the aggregate principal amount of $70,000 (the “R Castanza Note”).

The R Castanza Note bears interest at a rate of 12% per annum and matures on October 31, 2022. The Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

Subject to the terms of the R Castanza Note, including a 9.99% equity blocker, Mr. Castanza has the right at any time on or after October 26, 2022 and ending on the full repayment of all indebtedness to convert all or any part of the indebtedness into common stock at a conversion price equal to $1.20, subject to adjustment as set forth in the R Castanza Note.

If an Event of Default has occurred and is continuing (i) the Mr. Castanza may, by notice to the Company, declare all or any portion of the then outstanding principal amount of the Note, together with all accrued and unpaid interest thereon, due and payable, and the Note shall thereupon become, immediately due and payable in cash and (ii) the Mr. Castanza shall have the right to pursue any other remedies that the Mr. Castanza may have under applicable Law.

The foregoing description of the R Castanza Agreement and the R Castanza Note does not purport to be complete and is qualified in its entirety by reference to the R Castanza Agreement and the R Castanza Note, copies of which are filed as Exhibits 10.15 and 10.16 to this Current Report on Form 8-K and which are incorporated herein by reference.

Debra Castanza Note Purchase Agreement & Debra Castanza Note

On May 2, 2022, the Company entered into a Note Purchase Agreement (the “D Castanza Agreement”) by and between the Company and Debra M. Castanza (“Ms. Castanza”). Pursuant to the terms of the D Castanza Agreement, the Company agreed to issue and sell, and Ms. Castanza agreed to purchase, a convertible promissory note in the aggregate principal amount of $100,000 (the “D Castanza Note”).

The D Castanza Note bears interest at a rate of 12% per annum and matures on October 31, 2022. The Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

Subject to the terms of the D Castanza Note, including a 9.99% equity blocker, Ms. Castanza has the right at any time on or after October 26, 2022 and ending on the full repayment of all indebtedness to convert all or any part of the indebtedness into common stock at a conversion price equal to $1.20, subject to adjustment as set forth in the D Castanza Note.

If an Event of Default has occurred and is continuing (i) the Ms. Castanza may, by notice to the Company, declare all or any portion of the then outstanding principal amount of the Note, together with all accrued and unpaid interest thereon, due and payable, and the Note shall thereupon become, immediately due and payable in cash and (ii) the Ms. Castanza shall have the right to pursue any other remedies that the Ms. Castanza may have under applicable Law.

The foregoing description of the D Castanza Agreement and the D Castanza Note does not purport to be complete and is qualified in its entirety by reference to the D Castanza Agreement and the D Castanza Note, copies of which are filed as Exhibits 10.17 and 10.18 to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above regarding the Bonanza Note, White Note, Nichols Note, Weaver Note, Tamburino Note, Fuicelli Note, Murrey Note, R Castanza and D Castanza Note is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Note Purchase Agreement, dated April 29, 2022, by and between the registrant and Bonanza Investment Holding LLC.
10.2	Convertible Promissory Note, dated April 29, 2022, issued by the registrant in favor of Bonanza Investment Holding LLC.
10.3	Note Purchase Agreement, dated April 29, 2022, by and between the registrant and Brent White.
10.4	Convertible Promissory Note, dated April 29, 2022, issued by the registrant in favor of Brent White.
10.5	Note Purchase Agreement, dated April 29, 2022, by and between the registrant and Dakota Nichols.
10.6	Convertible Promissory Note, dated April 29, 2022, issued by the registrant in favor of Dakota Nichols.
10.7	Note Purchase Agreement, dated April 29, 2022, by and between the registrant and Gerry Weaver.
10.8	Convertible Promissory Note, dated April 29, 2022, issued by the registrant in favor of Gerry Weaver.
10.9	Note Purchase Agreement, dated April 29, 2022, by and between the registrant and Mark Tamburino.
10.10	Convertible Promissory Note, dated April 29, 2022, issued by the registrant in favor of Mark Tamburino.
10.11	Note Purchase Agreement, dated April 29, 2022, by and between the registrant and Rob Fuicelli.
10.12	Convertible Promissory Note, dated April 29, 2022, issued by the registrant in favor of Rob Fuicelli.
10.13	Note Purchase Agreement, dated April 29, 2022, by and between the registrant and Thomas Murrey.
10.14	Convertible Promissory Note, dated April 29, 2022, issued by the registrant in favor of Thomas Murrey.
10.15	Note Purchase Agreement, dated May 2, 2022, by and between the registrant and Robert S. Castanza.
10.16	Convertible Promissory Note, dated May 2, 2022, issued by the registrant in favor of Robert S. Castanza. .
10.17	Note Purchase Agreement, dated May 2, 2022, by and between the registrant and Debra M. Castanza.
10.18	Convertible Promissory Note, dated May 2, 2022, issued by the registrant in favor of Debra M. Castanza.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credex Corporation

Date: May 5, 2022	By:	/s/ Robin McVey
Robin McVey
Chief Executive Officer